SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date    of Report (Date of earliest event reported):

                                 October 23, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351               41-1849591
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                      Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 525-5020
                         (Registrant's telephone number)


Item 5.   Other Events

On October 23, 2003, Metris Companies Inc. (the "Company") issued a press release to report its financial results for the third quarter ended September 30, 2003. Such report was filed with the Commission on October 23, 2003 as an exhibit to the Company's Current Report on Form 8-K . Subsequent to such filing, the Company determined that there had been several typographical errors in the press release. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of such press release, revised to reflect corrections of the typographical errors, which appeared in the last sentences of the ninth and tenth paragraphs. Such information was correctly reported in footnote 1 to the Selected Operating Data (Managed Basis) included in the press release.





Item 7.(c) Exhibits

99.1 Press release of Metris Companies Inc. dated October 23, 2003, reporting financial results for its third quarter ended September 30, 2003, revised to correct typographical errors.



                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


                              By /s/David D. Wesselink
                                David D. Wesselink
                                Chairman and Chief Executive Officer
Dated: October 23, 2003